UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2021

ATHENA GOLD CORPORATION

(formerly Athena Silver Corporation)

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51808	90-0158978
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification number)

2010 A Harbison Drive # 312, Vacaville, CA 95687

(Address of principal executive offices) (Zip Code)

(Registrant's telephone number, including area code) (707)  291-6198

______________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A-1 is filed by Athena Gold Corp (the “Company”) to supplement the Current Report on Form 8-K dated December 27, 2021 and filed with the Securities and Exchange Commission on January 5, 2022 (“Initial Report”), solely to include the below financial information.

The Initial Report disclosed the consummation by the Company of a definitive Share Purchase Agreement with Nubian Resources, Ltd., pursuant to which the Company acquired 100% of the issued and outstanding shares of Common Stock of Nubian Resources, Ltd., USA, formerly a wholly-owned subsidiary of Nubian Resources, Ltd. Pursuant to the provisions of Item 9.01(a) and (b) of Form 8-K, the Company utilized the automatic extension to provide the financial statements and proforma financial information of the business acquired required by Regulation S-X. Those financial statements and proforma financial information are filed herewith.

ITEM 9.01:	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	Financial Statements

The Company files herewith the following financial statements of Nubian Resources, Ltd., USA:

(i)	Financial Statements for the three months ended March 31, 2021 (unaudited) and years ended December 31, 2020 and 2019;

(ii)	Financial Statements for the three and nine months ended September 30, 2021 and 2020 (unaudited)

(b)	Pro Forma Information

The Company files herewith the following Pro Forma Financial Information with Footnotes:

(i)	The unaudited pro forma combined balance sheet as of September 30, 2021 combines the historical unaudited consolidated balance sheet of the Company and the special purpose financial statement of assets acquired and liabilities assumed of The Company Assets of Nubian as of such date, giving effect to (i) the Transaction as if it had taken place on September 30, 2021 and (ii) the assumptions and adjustments described in the accompanying notes to these unaudited pro forma financial statements.

(ii)	The unaudited pro forma combined statements of operations for the nine months ended September 30, 2021 and the year ended December 31, 2020 combine the historical statements of operations of the Company and the historical special purpose statements of direct expenses associated with The Company Assets of Nubian for such periods, giving effect to (i) the Transaction as if it had taken place on January 1, 2020 and (ii) the assumptions and adjustments described in the accompanying notes to these unaudited pro forma financial statements.

(c)	Exhibits

Item	Title
23.1	Consent of Smythe, LLP, Chartered Professional Accountants
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

2

INDEPENDENT AUDITORS' REPORT

TO THE STOCKHOLDERS OF NUBIAN RESOURCES (USA) LTD.

Opinion

We have audited the financial statements of Nubian Resources (USA) Ltd. (the “Company”), which comprise:

•	the balance sheets as at December 31, 2020 and 2019;
•	the statements of operations and comprehensive loss for the years then ended;
•	the statements of changes in stockholders’ deficiency for the years then ended;
•	the statements of cash flows for the years then ended; and
•	the notes to the financial statements, including a summary of significant accounting policies.

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as at December 31, 2020 and 2019 and its financial performance and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with Canadian generally accepted auditing standards. Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are independent of the Company in accordance with the ethical requirements that are relevant to our audit of the financial statements in Canada, and we have fulfilled our other ethical responsibilities in accordance with these requirements. We believe that the audit evidence we have obtained in our audits is sufficient and appropriate to provide a basis for our opinion.

Material Uncertainty Related to Going Concern

We draw attention to Note 1 in the financial statements, which indicates that the Company incurred a net loss of $29,955 during the year ended December 31, 2020 and, as of that date, had an accumulated deficit of

$537,733. As stated in Note 1, these events or conditions, along with other matters as set forth in Note 1, indicate that a material uncertainty exists that may cast significant doubt on the Company’s ability to continue as a going concern. Our opinion is not modified in respect of this matter.

Other Matter

The financial statements of the Company for the three months ended March 31, 2021, are unaudited.

Responsibilities of Management and Those Charged with Governance for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with in conformity with accounting principles generally accepted in the United States of America and for such internal control as management determines is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is responsible for assessing the Company’s ability to continue as a going concern, disclosing, as applicable, matters related to going concern and using the going concern basis of accounting unless management either intends to liquidate the Company or to cease operations, or has no realistic alternative but to do so.

Those charged with governance are responsible for overseeing the Company’s financial reporting process.

3

Auditors' Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance, but is not a guarantee that an audit conducted in accordance with Canadian generally accepted auditing standards will always detect a material misstatement when it exists. Misstatements can arise from fraud or error and are considered material if, individually or in the aggregate, they could reasonably be expected to influence the economic decisions of users taken on the basis of these financial statements. As part of an audit in accordance with Canadian generally accepted auditing standards, we exercise professional judgment and maintain professional skepticism throughout the audit. We also:

♦	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, design and perform audit procedures responsive to those risks, and obtain audit evidence that is sufficient and appropriate to provide a basis for our opinion. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control.
♦	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control.
♦	Evaluate the appropriateness of accounting policies used and the reasonableness of accounting estimates and related disclosures made by management.
♦	Conclude on the appropriateness of management’s use of the going concern basis of accounting and, based on the audit evidence obtained, whether a material uncertainty exists related to events or conditions that may cast significant doubt on the Company’s ability to continue as a going concern. If we conclude that a material uncertainty exists, we are required to draw attention in our auditors’ report to the related disclosures in the financial statements or, if such disclosures are inadequate, to modify our opinion. Our conclusions are based on the audit evidence obtained up to the date of our auditors' report. However, future events or conditions may cause the Company to cease to continue as a going concern.
♦	Evaluate the overall presentation, structure and content of the financial statements, including the disclosures, and whether the financial statements represent the underlying transactions and events in a manner that achieves fair presentation.

We communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit and significant audit findings, including any significant deficiencies in internal control that we identify during our audit.

/s/ Smythe LLP, Chartered Professional Accountants

Vancouver, British Columbia

May 21, 2021

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NUBIAN RESOURCES (USA) LTD.

Balance Sheets

(Expressed in United States dollars)

	March 31, 2021 (unaudited)	December 31, 2020	December 31, 2019
ASSETS
Current
Assets held for sale (Note 4)	$59,500	$59,500	$–

Non Current Assets
Property concessions (Note 3)	215,268	215,268	274,768
Total Assets	$274,768	$274,768	$274,768

LIABILITIES
Current
Accounts payable and accrued liabilities	$–	$2,594	$–
Due to Nubian Resources Ltd. (Note 6)	814,986	809,892	782,531
Total Liabilities	814,986	812,486	782,531

STOCKHOLDER’S DEFICIENCY
Common stock, no par value, unlimited authorized, 1500, 1500, and 1500 issued respectively (Note 5)	15	15	15
Accumulated deficit	(540,233)	(537,733)	(507,778)
Total Stockholder’s Deficiency	(540,218)	(537,718)	(507,763)
Total Liabilities and Stockholder’s Deficiency	$274,768	$274,768	$274,768

Going Concern (Note 1)

Subsequent Events (Note 10)

Approved and authorized for issue on behalf of the Board of Directors on May 21, 2021 by:

“Martin Walter”	“David A. Fynn”
Director	Director

The accompanying notes are an integral part of these interim financial statements.

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NUBIAN RESOURCES (USA) LTD.

Statements of Operations and Comprehensive Loss

(Expressed in United States dollars)

(Unaudited)

	Three Months Ended March 31, 2021 (unaudited)	Year Ended December 31, 2020	Year Ended December 31, 2019
Expenses
Claim maintenance fees	$–	$5,280	$29,865
Insurance	–	1,205	1,205
Miscellaneous	–	2,508	1,850
Professional fees	2,500	5,188	–
Rent	–	15,000	15,073
State fees	–	774	–

Net Loss And Comprehensive Loss For The Period	$(2,500)	$(29,955)	$(47,993)

The accompanying notes are an integral part of these interim financial statements.

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NUBIAN RESOURCES (USA) LTD.

Statements of Changes in Stockholder’s Deficiency

(Expressed in United States dollars)

	Number of common shares	Common Stock	Accumulated deficit	Total stockholder’s deficiency
Balance, December 31, 2018	1,500	$15	$(459,785)	$(459,770)
Net loss for the year	–	–	(47,993)	(47,993)

Balance, December 31, 2019	1,500	15	(507,778)	(507,763)
Net loss for the year	–	–	(29,955)	(29,955)

Balance, December 31, 2020	1,500	15	(537,733)	(537,718)
Net loss for the period (unaudited)	–	–	(2,500)	(2,500)
Balance, March 31, 2021 (unaudited)	754,385	$752,900	$(540,233)	$(540,218)

The accompanying notes are an integral part of these interim financial statements.

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NUBIAN RESOURCES (USA) LTD.

Statements of Cash Flows

(Expressed in United States dollars)

	Three Months Ended March 31, 2021 (unaudited)	Year Ended December 31, 2020	Year Ended December 31, 2019
Cash Provided By (Used In) Operating Activities
Net loss for the period	$(2,500)	$(3,869)	$(29,181)
Changes in non-cash operating assets and liabilities:
Accounts payable and accrued liabilities	–	(2,594)	2,594
Due to Nubian Resources Ltd.	2,500
Cash Used In Operating Activities	–	(6,463)	(26,587)

Increase (Decrease) in Cash	–	–	–
Cash, Beginning of Period	–	–	–

Cash, End of Period	$–	$–	$–

The accompanying notes are an integral part of these interim financial statements.

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NUBIAN RESOURCES (USA) LTD.

Notes to the Financial Statements

For the three months ended March 31, 2021 (unaudited) and the years ended December 31, 2020 and 2019

(Expressed in United States dollars)

1.	NATURE OF OPERATIONS AND GOING CONCERN

Nubian Resources (USA) Ltd. (the “Company” or “Nubian”) was incorporated in the state of Delaware on September 23, 2011. The principal business is the exploration of mineral properties and it is considered to be an exploration company. The Company’s principal place of business is located at 202 – 2526 Yale Court Road, Abbotsford, British Columbia, V2S 8G9.

The Company’s principal business activity is the exploration and evaluation of mineral properties located in the United States.

The Company’s ability to continue as a going concern is dependent upon the ability of the Company to obtain the necessary financing to develop properties, and to establish future profitable production. To date, the Company has not earned significant revenues and is considered to be in the exploration stage. As at December 31, 2020, the Company had net loss of $29,955 during the year and an accumulated deficit of $537,733. The Company’s operations are funded by the parent company which is dependent upon many external factors and may be difficult or impossible to secure or raise when required. The Company may not have sufficient cash to fund the exploration and development of its mineral properties to commercial production and therefore may require additional funding, which if not raised, may result in the delay, postponement or curtailment of some of its activities. These factors may cast substantial doubt about the Company’s ability to continue as a going concern. Management continues to evaluate the need for additional financing and is of the opinion that additional financing will be available to continue its planned activities in the normal course. Nonetheless, there is no assurance that the Company will be able to raise sufficient funds in the future to complete its planned activities.

Accordingly, these financial statements do not give effect to adjustments that would be necessary should the Company be unable to continue as a going concern and therefore be required to realize its assets and liquidate its liabilities, contingent obligations and commitments other than in the normal course of business and at amounts different from those in the financial statements. Such adjustments could be material.

Since December 31, 2019, the outbreak of the novel strain of coronavirus, specifically identified as “COVID- 19”, has resulted in a widespread health crisis that has affected economies and financial markets around the world resulting in an economic downturn. This outbreak may also cause staff shortages, reduced customer demand, increased government regulations or interventions, all of which may negatively impact the business, financial condition or results of operations of the Company. The duration and impact of the COVID-19 outbreak is unknown at this time and it is not possible to reliably estimate the length and severity of these developments.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies is presented to assist in understanding the financial statements. The financial statements and notes are representations of the Company’s management, which is responsible for their integrity and objectivity.

a)	Statement of Compliance

The Company’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) using the accrual method of accounting, except for cash flow amounts.

All figures are in United States dollars unless otherwise noted.

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NUBIAN RESOURCES (USA) LTD.

Notes to the Financial Statements

For the three months ended March 31, 2021 (unaudited) and the years ended December 31, 2020 and 2019

(Expressed in United States dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

b)	Use of Estimates

The preparation of these financial statements in conformity with GAAP requires management to make estimates based on assumptions about future events that affect the amounts reported in the financial statements and related notes to the financial statements. Actual results could differ from those estimates. Estimates and assumptions are reviewed on an ongoing basis based on historical experience and other factors that are considered to be relevant under the circumstances. Revisions to estimates and assumptions are accounted for prospectively.

Significant areas involving the use of estimates include evaluating recoverability of property concessions, evaluating impairment of long-lived assets, and establishing a valuation allowance on future use of deferred tax assets and the determination of classification of assets held for sale.

c)	Property Concessions

Property concession acquisition costs are capitalized when incurred and will be amortized using the units of production method following the commencement of production. If a property concession is subsequently abandoned or impaired, any capitalized costs will be expensed in the period of abandonment or impairment. To date, no property concessions have reached the production stage.

Acquisition costs include cash consideration and the fair market value of shares issued on the acquisition of property concessions.

d)	Exploration Costs

Exploration costs incurred are expensed to the date of establishing that costs incurred are economically recoverable. Exploration expenditures incurred subsequent to the establishment of economic recoverability are capitalized and included in the carrying amount of the related property. To date, the Company has not established the economic recoverability of its exploration prospects; therefore, all exploration costs are being expensed.

e)	Impairment of Long-Lived Assets

Management reviews and evaluates its long-lived assets for impairment when events and changes in circumstances indicate that the related carrying amounts of its assets may not be recoverable. Impairment is considered to exist if the future cash flows on an undiscounted basis are less than the carrying amount of the long-lived asset. An impairment loss is measured and recorded based on the difference between book value and fair value of the asset group. In estimating future cash flows, assets are grouped at the lowest level for which there is identifiable cash flows that are largely independent of cash flows from other asset groups. In estimating future cash flows, the Company estimates the price that would be received to sell an asset group in an orderly transaction between market participants at the measurement date. Significant factors that impact this price include commodity prices, and general market conditions for exploration companies, among other factors.

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NUBIAN RESOURCES (USA) LTD.

Notes to the Financial Statements

For the three months ended March 31, 2021 (unaudited) and the years ended December 31, 2020 and 2019

(Expressed in United States dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

f)	Income Taxes

The Company follows the asset and liability method of accounting for income taxes. Under this method, deferred income tax assets and liabilities are determined based on temporary differences between the tax basis and accounting basis of the assets and liabilities measured using tax rates enacted at the balance sheet date. The Company recognizes the tax benefit from uncertain tax positions only if it is at least “more likely than not” that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position are measured based on the largest benefit that has a greater than 50% likelihood of being realized upon settlement with the taxing authorities. This accounting standard also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods and disclosure.

A valuation allowance is recorded against deferred tax assets if management does not believe that the Company has met the “more likely than not” standard imposed by this guidance to allow recognition of such an asset. Management recorded a full valuation allowance at December 31, 2020 and 2019 against the deferred tax assets as it determined that future realization would not meet the “more likely than not” criteria.

g)	Foreign Currency Translation

The functional currency of the Company is the Canadian dollar.

Foreign exchange gains and losses relating to transactions not denominated in the applicable local currency are included in operating income (loss) if realized during the year and in comprehensive income (loss) if they remain unrealized at the end of the year.

h)	Fair Value of Financial Instruments

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Valuation techniques used to measure fair value must maximize the use of observable inputs and minimize the use of unobservable inputs. The standard describes a fair value hierarchy based on three levels of inputs described below, of which the first two are considered observable and the last unobservable, that may be used to measure fair value.

•	Level 1 – Quoted prices in active markets for identical assets or liabilities
•	Level 2 – Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.
•	Level 3 — Unobservable inputs that are supported by little or no market activity which is significant to the fair value of the assets or liabilities.

The fair values of accounts payable and accrued liabilities and due to Nubian Resources Ltd. approximate their respective carrying amounts due to the short term nature of these financial instruments.

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NUBIAN RESOURCES (USA) LTD.

Notes to the Financial Statements

For the three months ended March 31, 2021 (unaudited) and the years ended December 31, 2020 and 2019

(Expressed in United States dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

i)	Assets Held for Sale

Assets classified as held for sale are measured at the lower of their carrying amount and fair value less costs to sell. Assets are classified as held for sale if their carrying amounts will be recovered principally through a sale transaction rather than through continuing use or abandonment. This condition is regarded as met only when the sale is highly probable and the assets are available for immediate sale in their present condition. Management must be committed to the sale, which should be expected to qualify for recognition as a completed sale within one year from the date of classification.

3.	PROPERTY CONCESSIONS

The following is a summary of the Company’s property concessions:

Property Concessions – December 31, 2018 and 2019,	$274,768
Reclassification to assets held for sale (note 4)	(59,500)
Property Concessions – December 31, 2020 and March 31, 2021	$215,268

On October 31, 2011, the Company purchased the unpatented claims and eight other properties in Nevada, Idaho, Montana and New Mexico, USA. In 2014, the Company determined it would no longer develop five of these properties. the Company owns 100% of the Excelsior Springs unpatented claims (140 claims) and has a lease on two patented claims that are subject to a 2% NSR upon gold production, Palmetto (9 claims), and Dunfee (22 claims) properties in Nevada and the Copper Hills (10 claims) property in New Mexico.

4.	ASSETS HELD FOR SALE

On April 29, 2021, the Company entered into an agreement to sell to Nubian Gold & Copper USA Ltd., a related Company to Nubian Resources (USA) Ltd., the Company's mineral properties known as the Dunfee property and the Copper Hills properties (See note 10). The purchase price for the properties are as follows: Dunfee property - $26,000 and Copper Hills Property - $33,500. Since management had been in discussions and negotiations during the December 31, 2020 year end, management has determined that the properties meet the definition of assets held for sale. On reclassification to assets held for sale, the Company remeasured the projects to the lesser of the carrying amount and the fair value less cost to sell. As a result, $59,500 of property concessions were reclassified to assets held for sale.

5.	COMMON STOCK

There are no capital activities from January 1, 2019 to March 31, 2021.

6.	DUE TO NUBIAN RESOURCES LTD.

The Company is indebted to its parent company, Nubian Resources Ltd., for intercompany transfers. Amounts owing to the parent company are unsecured, due on demand, and bear no interest.

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NUBIAN RESOURCES (USA) LTD.

Notes to the Financial Statements

For the three months ended March 31, 2021 (unaudited) and the years ended December 31, 2020 and 2019

(Expressed in United States dollars)

7.	FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

Financial assets and financial liabilities are measured on an ongoing basis at fair value or amortized cost. The disclosures in the notes to these financial statements describe how the categories of financial instruments are measured and how income and expenses, including fair value gains and losses, are recognized.

a)	Commodity Price Risk

The Company’s ability to raise capital to fund exploration or development activities is subject to risk associated with fluctuations in the market prices of base and precious metals including copper and gold, and the outlook for these metals. The Company does not have any hedging or other derivative contracts respecting its operations.

Market prices for metals historically have fluctuated widely and are affected by numerous factors outside of the Company’s control, including, but not limited to, levels of worldwide production, short- term changes in supply and demand, industrial and retail demand, central bank lending, and forward sales by producers and speculators. The Company has elected not to actively manage its commodity price risk.

b)	Liquidity Risk

The liquidity risk is the risk that the Company will not be able to meet its financial obligations as they come due. The Company manages its liquidity risk through careful management of its financial obligations in relation to its cash position. Using budgeting processes, the Company manages its liquidity requirements based on expected cash flow to ensure there are adequate funds to meet the short term obligations during the year.

The difficult market conditions make it uncertain whether the Company can continue to raise adequate funds to meet its financial obligations

Under fair value accounting, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The Company’s financial instruments consist of accounts payable and accrued liabilities and due to Nubian Resources Ltd.

The carrying amounts of accounts payable and accrued liabilities and Due to Nubian Resources Ltd. approximate fair value at December 31, 2020 and 2019 due to the short maturities of these financial instruments.

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NUBIAN RESOURCES (USA) LTD.

Notes to the Financial Statements

For the three months ended March 31, 2021 (unaudited) and the years ended December 31, 2020 and 2019

(Expressed in United States dollars)

8.	INCOME TAXES

Income tax expense differs from the amount that would result from applying the US federal and state income tax rates to loss before income taxes. These differences result from the following items:

	March 31, 2021 (unaudited)	December 31, 2020	December 31, 2019
Loss before income taxes	$(2,500)	$(29,955)	$(47,993)
Statutory income tax rate	21%	21%	21%
Income tax benefit computed at statutory tax rates	(525)	(6,291)	(10,079)

Unused tax losses	525	6,291	10,079
Income tax benefit	$–	$–	$–

Significant tax benefits and unused tax losses for which no deferred tax asset is recognized as of December 31 are as follows:

	2020	2019
Non-capital losses	$77,948	$47,993

The Company has non-capital losses of approximately $77,948 (2019 - $47,993), available to reduce taxable income in future years.

9.	SEGMENTED INFORMATION

Operating Segments

The Company has one operating segments, which is the exploration and evaluation of mineral properties in Nevada and New Mexico

10.	SUBSEQUENT EVENTS

On April 29, 2021, the Company agreed to sell to Nubian Gold & Copper USA Ltd., a related Company to Nubian Resource (USA) Ltd., the Company's mineral properties known as the Dunfee property and the Copper Hills properties. The purchase price for the properties are as follows: Dunfee property - $26,000 and Copper Hills Property - $33,500.

On April 29, 2021, the Company agreed to issue 752,885 shares of common shares of the Company at a price of $1 per share to the parent upon the settlement and release of the Company of $752,885 of debt owing by the Company to the parent company.

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NUBIAN RESOURCES (USA) LTD.

Balance Sheets

(Expressed in United States dollars)

	As at
	Sept 30, 2021 (unaudited)	December 31, 2020
ASSETS
Current
Assets held for sale (Note 4)	$–	$59,500
Non Current Assets
Property concessions (Note 3)	215,268	215,268
Total Assets	$215,268	$274,768

LIABILITIES
Current
Accounts payable and accrued liabilities	$–	$2,594
Due to Nubian Resources Ltd. (Note 6)	3,970	809,892
Total Liabilities	3,970	812,486

STOCKHOLDER’S DEFICIENCY
Common stock, no par value, unlimited authorized, 754,385 and 1,500 issued respectively (Note 5)	752,900	15
Accumulated deficit	(541,602)	(537,733)
Total Stockholder’s Equity (Deficiency)	211,298	(537,718)
Total Liabilities and Stockholder’s Equity (Deficiency)	$215,268	$274,768

Going Concern (Note 1)

Approved and authorized for issue on behalf of the Board of Directors on February 10, 2022 by:

“Martin Walter”	“David A. Fynn”
Director	Director

The accompanying notes are an integral part of these interim financial statements.

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NUBIAN RESOURCES (USA) LTD.

Statements of Operations and Comprehensive Loss

(Expressed in United States dollars)

(Unaudited)

	Three Months Ended September 30, 2021	Three Months Ended September 30, 2020	Nine Months Ended September 30, 2021	Nine Months Ended September 30, 2020
Expenses
Claim maintenance fees	$–	$5,280	$–	$5,280
Insurance	1,299	1,205	1,299	1,205
Miscellaneous	70	2,508	70	2,508
Professional fees	–	5,188	2,500	5,188
Rent	–	–	–	15,000

Net Loss And Comprehensive Loss For The Period	$(1,369)	$(14,181)	$(3,869)	$(29,181)

The accompanying notes are an integral part of these interim financial statements.

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NUBIAN RESOURCES (USA) LTD.

Statements of Changes in Stockholder’s Equity (Deficiency)

(Expressed in United States dollars)

(Unaudited)

	Number of common shares	Common Stock	Accumulated deficit	Total stockholder’s equity (deficiency)
Balance, December 31, 2019	1,500	$15	$(507,778)	$5,280
Net loss for the period	–	–	(29,181)	1,205
Balance, September 30, 2020	1,500	15	(536,959)	2,508

Balance, December 31, 2020	1,500	15	(537,733)	(537,718)
Shares issued in exchange for debt (Note 5)	752,885	752,885	–	752,885
Net loss for the period	–	–	(3,869)	(3,869)
Balance, September 30, 2021	754,385	$752,900	$(541,602)	$211,298

The accompanying notes are an integral part of these interim financial statements.

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NUBIAN RESOURCES (USA) LTD.

Statements of Cash Flows

(Expressed in United States dollars)

(Unaudited)

	Nine Months Ended September 30, 2021	Nine Months Ended September 30, 2020
Cash Provided By (Used In) Operating Activities
Net loss for the period	$(3,869)	$(29,181)
Changes in non-cash operating assets and liabilities:
Accounts payable and accrued liabilities	(2,594)	2,594
Cash Used In Operating Activities	(6,463)	(26,587)

Financing Activity
Due to Nubian Resources Ltd.	6,463	26,587
Cash Provided by Activity	6,463	26,587

Increase (Decrease) in Cash	–	–
Cash, Beginning of Period	–	–

Cash, End of Period	$–	$–

Disclosure of Supplementary Cash Flow and
Non-Cash Investing and Financing Information

Assets held for sale sold in exchange for debt	$59,500	$–
Shares issued in exchange for debt	$752,885	$–

The accompanying notes are an integral part of these interim financial statements.

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NUBIAN RESOURCES (USA) LTD.

Notes to the Interim Financial Statements

For the three and nine months ended September 30, 2021 and 2020 (unaudited)

(Expressed in United States dollars)

1. NATURE OF OPERATIONS AND GOING CONCERN

Nubian Resources (USA) Ltd. (the “Company” or “Nubian”) was incorporated in the state of Delaware on September 23, 2011. The principal business is the exploration of mineral properties and it is considered to be an exploration company. The Company’s principal place of business is located at 202 – 2526 Yale Court Road, Abbotsford, British Columbia, V2S 8G9.

The Company’s principal business activity is the exploration and evaluation of mineral properties located in the United States.

The Company’s ability to continue as a going concern is dependent upon the ability of the Company to obtain the necessary financing to develop properties, and to establish future profitable production. To date, the Company has not earned any revenues and is considered to be in the exploration stage. As at September 30, 2021, the Company had net loss of $3,869 (September 30, 2020 - $29,181) during the period and an accumulated deficit of $541,602 (December 31, 2020 - $537,733). The Company’s operations are funded by the parent company which is dependent upon many external factors and may be difficult or impossible to secure or raise when required. The Company may not have sufficient cash to fund the exploration and development of its mineral properties to commercial production and therefore may require additional funding, which if not raised, may result in the delay, postponement or curtailment of some of its activities. These factors may cast substantial doubt about the Company’s ability to continue as a going concern. Management continues to evaluate the need for additional financing and is of the opinion that additional financing will be available to continue its planned activities in the normal course. Nonetheless, there is no assurance that the Company will be able to raise sufficient funds in the future to complete its planned activities.

Accordingly, these interim financial statements do not give effect to adjustments that would be necessary should the Company be unable to continue as a going concern and therefore be required to realize its assets and liquidate its liabilities, contingent obligations and commitments other than in the normal course of business and at amounts different from those in the interim financial statements. Such adjustments could be material.

Since December 31, 2019, the outbreak of the novel strain of coronavirus, specifically identified as “COVID- 19”, has resulted in a widespread health crisis that has affected economies and financial markets around the world resulting in an economic downturn. This outbreak may also cause staff shortages, reduced customer demand, increased government regulations or interventions, all of which may negatively impact the business, financial condition or results of operations of the Company. The duration and impact of the COVID-19 outbreak is unknown at this time and it is not possible to reliably estimate the length and severity of these developments.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies is presented to assist in understanding the interim financial statements. The interim financial statements and notes are representations of the Company’s management, which is responsible for their integrity and objectivity.

a)	Statement of Compliance

The Company’s interim financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) using the accrual method of accounting, except for cash flow amounts.

All figures are in United States dollars unless otherwise noted.

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NUBIAN RESOURCES (USA) LTD.

Notes to the Interim Financial Statements

For the three and nine months ended September 30, 2021 and 2020 (unaudited)

(Expressed in United States dollars)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

b)	Use of Estimates

The preparation of these interim financial statements in conformity with GAAP requires management to make estimates based on assumptions about future events that affect the amounts reported in the interim financial statements and related notes to the interim financial statements. Actual results could differ from those estimates. Estimates and assumptions are reviewed on an ongoing basis based on historical experience and other factors that are considered to be relevant under the circumstances. Revisions to estimates and assumptions are accounted for prospectively.

Significant areas involving the use of estimates include evaluating recoverability of property concessions, the determination of classification of assets held for sale, fair value of assets held for sale sold in exchange for debt and fair value of shares issued in exchange for debt.

c)	Property Concessions

Property concession acquisition costs are capitalized when incurred and will be amortized using the units of production method following the commencement of production. If a property concession is subsequently abandoned or impaired, any capitalized costs will be expensed in the period of abandonment or impairment. To date, no property concessions have reached the production stage.

Acquisition costs include cash consideration and the fair market value of shares issued on the acquisition of property concessions.

d)	Exploration Costs

Exploration costs incurred are expensed to the date of establishing that costs incurred are economically recoverable. Exploration expenditures incurred subsequent to the establishment of economic recoverability are capitalized and included in the carrying amount of the related property. To date, the Company has not established the economic recoverability of its exploration prospects; therefore, all exploration costs are being expensed.

e)	Impairment of Long-Lived Assets

Management reviews and evaluates its long-lived assets for impairment when events and changes in circumstances indicate that the related carrying amounts of its assets may not be recoverable. Impairment is considered to exist if the future cash flows on an undiscounted basis are less than the carrying amount of the long-lived asset. An impairment loss is measured and recorded based on the difference between book value and fair value of the asset group. In estimating future cash flows, assets are grouped at the lowest level for which there is identifiable cash flows that are largely independent of cash flows from other asset groups. In estimating future cash flows, the Company estimates the price that would be received to sell an asset group in an orderly transaction between market participants at the measurement date. Significant factors that impact this price include commodity prices, and general market conditions for exploration companies, among other factors.

20

NUBIAN RESOURCES (USA) LTD.

Notes to the Interim Financial Statements

For the three and nine months ended September 30, 2021 and 2020 (unaudited)

(Expressed in United States dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

f)	Foreign Currency Translation

The functional currency of the Company is the Canadian dollar.

Foreign exchange gains and losses relating to transactions not denominated in the applicable local currency are included in operating income (loss) if realized during the year and incomprehensive income (loss) if they remain unrealized at the end of the year.

g)	Assets Held for Sale

Assets classified as held for sale are measured at the lower of their carrying amount and fair value less costs to sell. Assets are classified as held for sale if their carrying amounts will be recovered principally through a sale transaction rather than through continuing use or abandonment. This condition is regarded as met only when the sale is highly probable and the assets are available for immediate sale in their present condition. Management must be committed to the sale, which should be expected to qualify for recognition as a completed sale within one year from the date of classification.

3.	PROPERTY CONCESSIONS

The following is a summary of the Company’s property concessions:

Property Concessions – December 31, 2018 and 2019,	$274,768
Reclassification to assets held for sale (note 4)	(59,500)
Property Concessions – December 31, 2020 and September 30, 2021	$215,268

On October 31, 2011, the Company purchased the unpatented claims and eight other properties in Nevada, Idaho, Montana and New Mexico, USA. In 2014, the Company determined it would no longer develop five of these properties. The Company owns 100% of the Excelsior Springs unpatented claims (140 claims) and has a lease on two patented claims that are subject to a 2% net smelter returns royalty upon gold production, Palmetto (9 claims), and Dunfee (22 claims) properties in Nevada and the Copper Hills (10 claims) property in New Mexico. The 2021 and 2022 BLM fees for Excelsior Springs and Palmetto were paid in August 2020 and 2021 by an unrelated third party.

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NUBIAN RESOURCES (USA) LTD.

Notes to the Interim Financial Statements

For the three and nine months ended September 30, 2021 and 2020 (unaudited)

(Expressed in United States dollars)

4.	ASSETS HELD FOR SALE

On April 29, 2021, the Company entered into an agreement to sell to Nubian Gold & Copper USA Ltd., a subsidiary of the Company’s parent company, the Company's mineral properties known as the Dunfee property and the Copper Hills properties. The purchase price for the properties are as follows: Dunfee property - $26,000 and Copper Hills Property - $33,500. Since management had been in discussions and negotiations during the December 31, 2020 year end, management has determined that the properties meet the definition of assets held for sale. On reclassification to assets held for sale, the Company remeasured the projects to the lesser of the carrying amount and the fair value less cost to sell. As a result, $59,500 of property concessions were reclassified to assets held for sale. During the nine months ended September 30, 2021, the assets held for sale were sold in exchange for $59,500 of debt owing by the Company to the parent company.

5.	COMMON STOCK

There are no capital activities from January 1, 2019 to December 31, 2020. On April 29, 2021, the Company agreed to issue 752,885 shares of common shares of the Company at a price of $1 per share to the parent upon the settlement and release of the Company of $752,885 of debt owing by the Company to the parent company.

6.	DUE TO NUBIAN RESOURCES LTD.

The Company is indebted to its parent company, Nubian Resources Ltd., for intercompany transfers. Amounts owing to the parent company are unsecured, due on demand, and bear no interest.

7.	FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

Financial assets and financial liabilities are measured on an ongoing basis at fair value or amortized cost. The disclosures in the notes to these interim financial statements describe how the categories of financial instruments are measured and how income and expenses, including fair value gains and losses, are recognized.

a)	Fair Value Measurements

All financial assets and financial liabilities are recorded at fair value on initial recognition. Transaction costs are expensed when they are incurred, unless they are directly attributable to the acquisition of financial assets or the assumption of liabilities carried at amortized cost, in which case the transaction costs adjust the carrying amount.

The three levels of the fair value hierarchy are as follows:

Level 1	Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2	Quoted prices in markets that are not active, or inputs that are observable, either directly or indirectly, for substantially the full term of the asset or liability; and

Level 3	Prices or valuation techniques that require inputs that are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Under fair value accounting, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The Company’s financial instruments consist of accounts payable and accrued liabilities and due to Nubian Resources Ltd.

The Company’s financial instruments are classified as level 1 in the fair value hierarchy. Their carrying values approximate the fair values due to the short maturities of these financial instruments.

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NUBIAN RESOURCES (USA) LTD.

Notes to the Interim Financial Statements

For the three and nine months ended September 30, 2021 and 2020 (unaudited)

(Expressed in United States dollars)

7.	FINANCIAL INSTRUMENTS AND RISK MANAGEMENT (Continued)

b)	Commodity Price Risk

The Company’s ability to raise capital to fund exploration or development activities is subject to risk associated with fluctuations in the market prices of base and precious metals including copper and gold, and the outlook for these metals. The Company does not have any hedging or other derivative contracts respecting its operations.

Market prices for metals historically have fluctuated widely and are affected by numerous factors outside of the Company’s control, including, but not limited to, levels of worldwide production, short- term changes in supply and demand, industrial and retail demand, central bank lending, and forward sales by producers and speculators. The Company has elected not to actively manage its commodity price risk.

c)	Liquidity Risk

The liquidity risk is the risk that the Company will not be able to meet its financial obligations as they come due. The Company manages its liquidity risk through careful management of its financial obligations in relation to its cash position. Using budgeting processes, the Company manages its liquidity requirements based on expected cash flow to ensure there are adequate funds to meet the short term obligations during the year.

The difficult market conditions make it uncertain whether the Company can continue to raise adequate funds to meet its financial obligations.

8.	SEGMENTED INFORMATION

Operating Segments

The Company has one operating segments, which is the exploration and evaluation of mineral properties in Nevada and New Mexico.

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Athena Gold Corp.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

September 30, 2021 and December 31, 2020

(Unaudited)

24

ATHENA GOLD CORP.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

SEPTEMBER 30, 2021

(Unaudited)

		Nubian
	Athena	Resources	Pro Forma	Pro Forma
Assets	Gold Corp	USA Ltd	Adjustments	Consolidated

Current assets
Cash	$338,266	$0	$0	$338,266
Prepaid expenses	0	0	0	0
Total current assets	338,266	0	0	338,266

Other assets
Mineral Rights - Excelsior Springs	150,000	215,268	(215,268)	5,550,000
			5,400,000
Total other assets	150,000	215,268	5,184,732	5,550,000

Total assets	$488,266	$215,268	$5,184,732	$5,888,266

Liabilities and Stockholders' Deficit

Current liabilities
Accounts payable	$87,761	$0	$0	$87,761
Accrued interest	24,441	0	0	24,441
Convertible not payable	51,270	0	0	51,270
Due to Nubian Resources Ltd	0	3,970	(3,970)	0
Total current liabilities	163,472	3,970	(3,970)	163,472

Long term liabilities
Warrant liability	812,859	0	0	812,859
Total long term liabilities	812,859	0	0	812,859

Total liabilities	976,331	3,970	(3,970)	976,331

Stockholders' equity
Preferred stock - $0.0001 par value	0	0	0	0
Common stock - $0.0001 par value	7,139	752,900	(752,900)	11,639
			4,500
Additional paid in capital	10,146,014	0	5,395,500	15,541,514
Accumulated deficit	(10,641,218)	(541,602)	541,602	(10,641,218)

Total stockholders' deficit	(488,065)	211,298	5,188,702	4,911,935

Total liabilities and stockholders' deficit	$488,266	$215,268	$5,184,732	$5,888,266

See accompanying notes to the unaudited pro forma condensed financial statements.

25

ATHENA GOLD CORP.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2021

(Unaudited)

		Nubian
	Athena	Resources	Pro Forma	Pro Forma
	Gold Corp	USA Ltd	Adjustments	Consolidated

Operating expenses
Exploration, evaluation and project expenses	$128,616	$0	$0	$128,616
General and administrative expenses	454,381	3,869	0	458,250
Total operating expenses	582,997	3,869	0	586,866

Net operating loss	(582,997)	(3,869)	0	(586,866)

Interest expense	(11,203)	0	0	(11,203)
Revaluation of warrant liability	(58,133)	0	0	(58,133)
Net loss	$(652,333)	($3,869)	$0	$(656,202)

Weighted average common shares outstanding – basic and diluted	63,760,729		45,000,000	108,760,729

Loss per common share – basic and diluted	$(0.01)		$0.00	$(0.01)

See accompanying notes to the unaudited pro forma condensed financial statements.

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ATHENA GOLD CORP.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2020

(Unaudited)

		Nubian
	Athena	Resources	Pro Forma	Pro Forma
	Gold Corp	USA Ltd	Adjustments	Consolidated

Operating expenses
Exploration, evaluation and project expenses	$89,550	$0	$0	$89,550
General and administrative expenses	187,556	29,955	0	217,511
Total operating expenses	277,106	29,955	0	307,061

Net operating loss	(277,106)	(29,955)	0	(307,061)

Interest expense	(20,822)	0	0	(20,822)
Interest expense - related party	(112,140)	0	0	(112,140)
Net loss	$(410,068)	$(29,955)	$0	$(440,023)

Weighted average common shares outstanding – basic and diluted	37,127,948		45,000,000	82,127,948

Loss per common share – basic and diluted	$(0.01)		$0.00	$(0.01)

See accompanying notes to the unaudited pro forma condensed financial statements.

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ATHENA GOLD CORP.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2021, AND THE YEAR ENDED DECEMBER 31, 2020

(Unaudited)

1.       BASIS OF PRESENTATION

These unaudited pro forma condensed combined financial statements were prepared in accordance with Article 8-05 of Regulation S-X to illustrate the pro forma effects of the December 27, 2021 transaction between Athena Gold Corp. (the "Company") and Nubian Resources USA Ltd  (“Nubian”) whereby Athena Gold Corp. acquired all of the issued and outstanding membership units of Nubian (the "Transaction").   The accompanying special purpose financial statements of The Company Assets of Nubian and these pro forma financial statements have been provided pursuant to provisions under Regulation S-X related to acquired businesses, applying the presumption that the acquisition of a legal entity represents a business for such purposes.

The unaudited pro forma combined balance sheet as of September 30, 2021 combines the historical unaudited consolidated balance sheet of the Company and the special purpose financial statement of assets acquired and liabilities assumed of The Company Assets of Nubian as of such date, giving effect to (i) the Transaction as if it had taken place on September 30, 2021 and (ii) the assumptions and adjustments described in the accompanying notes to these unaudited pro forma financial statements.

The unaudited pro forma combined statements of operations for the nine months ended September 30, 2021 and the year ended December 31, 2020 combine the historical statements of operations of the Company and the historical special purpose statements of direct expenses associated with The Company Assets of Nubian for such periods, giving effect to (i) the Transaction as if it had taken place on January 1, 2020 and (ii) the assumptions and adjustments described in the accompanying notes to these unaudited pro forma financial statements.

The historical special purpose financial statements of The Company Assets of Nubian do not constitute complete consolidated financial statements in accordance with United States generally accepted accounting principles and, by their nature, exclude certain historical operating and other expenses.  The unaudited pro forma combined financial statements are not intended to reflect the financial performance or the financial position of the Company which would have resulted had the Transaction been affected on the dates indicated in the pro forma assumptions.

The pro forma combined financial statements are based on a preliminary estimate of the purchase consideration and fair value allocation to the acquired assets and assumed liabilities.   Actual amounts recorded upon completion of the final purchase price allocation will differ from amounts used in these unaudited pro forma combined financial statements and such differences could be material.

Any potential synergies that may be realized, integration costs that may be incurred subsequent to the completion of the Transaction or other non-recurring charges have been excluded from the unaudited pro forma financial information. The pro forma financial information is not necessarily indicative of the results of operations that may be obtained in the future.

2.       SIGNIFICANT ACCOUNTING POLICIES

The accounting policies used in preparing these unaudited pro forma combined financial statements are set out in the Company's audited consolidated financial statements for the year ended December 31, 2020. In preparing the unaudited pro forma combined financial statements, a preliminary review was undertaken to identify any accounting policy differences between the accounting policies used in the special purpose financial statements of The Company Assets of Nubian and those of the Company where the impact was potentially material and could be reasonably estimated, with the Company identifying no such differences.    Certain assets, liabilities and expenses reflected in the special purpose financial statements of The Company Assets of Nubian have been reclassified to conform to the Company's consolidated financial statement presentation.

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3.       DESCRIPTION OF THE TRANSACTION

The following is a summary of the terms of the SPA, which summary is qualified in its entirety by reference to the SPA:

•	The consideration paid to Nubian for 100% of the issued and outstanding shares of Nubian US consisted of:
o	An aggregate of 50 million shares of Athena Gold Corp. common stock, which number includes the 5 million shares of common stock previously issued to Nubian under the Option; and
o	A 1% Net Smelter Royalty on all production from the Excelsior Springs Property.
•	The 50 million shares issued to Nubian were issued as “restricted securities” under the Securities Act of 1933, as amended (“Securities Act”). However, the Company has agreed to file a registration statement on Form S-1 within 90 days of the Effective Date registering the distribution by Nubian of all 50 million shares to its shareholders, pro rata. Nubian has undertaken to complete the distribution of all the shares once the S-1 registration statement has been declared effective.
•	Pending completion of the S-1 and distribution of the 50 million shares issued to Nubian, for a period of 12 months following the Effective or until Nubian owns less than 4.9% of the Athena issued and outstanding shares, Nubian has agreed to exercise its voting rights with respect to such shares in a manner to support the recommendations of the Athena Board of Directors except for (i) voting on any proposed change in control transaction or (ii) voting on any proposed sale of all or substantially all of the Excelsior Property, including a property included known as Palmetto.
•	Nubian shall be entitled to nominate one representative to serve on the Athena Board of Directors.

4.       PURCHASE PRICE ALLOCATION

Management has preliminarily determined that, notwithstanding the acquisition of the outstanding units of Nubian results legally in the acquisition of an entity, the Transaction does not constitute a business combination in accordance with ASC 805, which defines a business as an integrated set of activities and assets capable of being conducted and managed for the purposes of providing a return to investors or other participants and that a business consists of inputs and processes applied to those inputs that have the ability to contribute to the creation of outputs.     Management has determined that the acquired assets do not contain processes sufficient to constitute a business in accordance with ASC 805. Accordingly, these pro forma combined financial statements have been prepared on the basis that the Transaction represents the acquisition of assets in exchange for the assumption of liabilities and the issuance of share-based payments.  As a result, the consideration is measured based on the cost accumulation model and allocated to the acquired assets on the basis of relative fair value, with no resulting goodwill or bargain purchase gain being recognized.  Share-based payments issued in conjunction with the Transaction are valued based on the fair value of the consideration issued, measured at the grant date in accordance with ASC 718.

As of the date of this Form 8-K/A, the Company has not completed its accounting for the Transaction, which is being undertaken in conjunction with the Company’s preparation of its consolidated financial statements as at and for the year ended December 31, 2021. As a result, the pro forma adjustments are preliminary and are subject to change as additional information becomes available and as additional analysis is performed. The preliminary pro forma adjustments have been made solely for the purpose of providing this unaudited pro forma financial information. The Company has estimated the fair value of the share-based consideration and liabilities assumed based on preliminary valuation information, due diligence, and the special purpose financial statements representing The Company Assets of Nubian.

The final purchase price allocation may be materially different than that reflected in the preliminary purchase price assumptions presented below. The purchase consideration and the allocation of the purchase price to the assets acquired are based on the fair value of Company units issued was determined based on the fair value of units using a grant date fair value of $0.12 per unit, as observable in the market price on December 30, 2021. The resulting $5,400,000 valuation of the acquired mineral property.

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5.       PRO FORMA ASSUMPTIONS AND ADJUSTMENTS

The unaudited pro forma combined statements of income reflect the following assumptions and adjustments to give effect to the asset acquisition, as if the Transaction had occurred on January 1, 2020, and the fair value adjustments reflected in Note 4 had affected the periods presented.

As of the date of these pro forma financial statements, the Company is not aware of any additional reclassifications that would have a material impact on the unaudited pro forma financial information and are not reflected in the pro forma adjustments.

6.       PRO FORMA LOSS PER COMMON SHARE

Pro forma basic and diluted loss per common share for the nine months ended September 30, 2021, and the year ended December 31, 2020 has been calculated based on actual weighted average number of the Company’s common shares outstanding for the respective periods; as well as the number of shares issued in connection with the Transaction as if such shares had been outstanding since January 1, 2020.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Athena Gold Corporation

Date: March 14, 2022	By: /s/ John C. Power
John C. Power, President

31